Exhibit 10.2

GRAYBUG VISION, INC.

2015 STOCK INCENTIVE PLAN

As Adopted on February 19, 2015, and as Amended through February 1, 2019

1. Establishment, Purpose and Types of Awards

Graybug Vision, Inc., a Delaware corporation (the “Company”), hereby establishes the Graybug Vision, Inc. 2015 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards or any combination of the foregoing.

2. Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

(b) “Affiliate” means any entity, whether now or hereafter existing, that controls, is controlled by or is under common control with the Company (including, without limitation, joint ventures, limited liability companies and partnerships). For this purpose, “control” shall mean ownership of fifty percent (50%) or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award or other stock-based award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” has the meaning ascribed to such term or words of similar import in the Award holder’s written employment or service contract with the Company or Grant Agreement as in effect at the time at issue and, in the absence of such agreement or definition, means the Award holder’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Award holder’s duties or willful failure to perform the Award holder’s responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Award holder for the benefit of the Company, all as determined by the Administrator, which determination will be conclusive.

(f) “Change in Control” means: (a) the sale of all or substantially all of the assets of the Company, (b) the sale of more than fifty percent (50%) of the outstanding shares of any class of stock of the Company in a non-public sale, (c) the dissolution or liquidation of the Company, or (d) any merger or consolidation of the Company if, immediately after any such transaction, either (i) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors (or similar officials) of the surviving or purchasing entity, or (ii) Persons who hold a majority of the voting securities of the surviving or purchasing entity are not Persons who held a majority of the stock of the Company immediately prior to such transaction; provided, however, that for purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Code section 409A, the Administrator, in its discretion, may specify a different definition of Change in Control in order to comply with the provisions of Code section 409A. For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(h) “Common Stock” means shares of Common Stock of the Company, par value $0.0001 per share.

(i) “Fair Market Value” means, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value of such Common Stock determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Capital Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the last date before the relevant date on which trading of the Common Stock did occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(h) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

(j) “Good Reason” has the meaning ascribed to such term or words of similar import in the Award holder’s written employment or service contract with the Company as in effect at the time at issue. In the absence of such agreement or definition, Good Reason means (i) the material diminution in the Award holder’s authority, duties, or responsibilities compared to that in effect immediately prior to the occurrence of a Change in Control; or (ii) any requirement that the Award holder relocate, by more than 25 miles, the principal location from which the Award holder perform services for the Company as compared to such location immediately prior to the occurrence of a Change in Control. The Award holder must provide notice to the Company of the existence of one of the “Good Reason” conditions within 90 days after the initial existence of the “Good Reason” condition, upon the notice of which the Company shall have 30 days to remedy the condition to avoid any obligation under the Plan or Grant Agreement relating to the existence of “Good Reason.”

(k) “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

3. Administration

(a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, without limitation, the authority to (i) determine the eligible persons to whom, and the time or times at which, the Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided, however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, without limitation, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company;

(vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including, without limitation, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions; to establish, amend, modify, administer or terminate sub-plans; and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements, and all other documents relevant to the Plan and Awards issued thereunder; to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable; and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and bylaws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its shareholders, any participants in the Plan and any other employee, consultant or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of seventeen million six hundred twenty-seven thousand eight hundred fifty (17,627,850) shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised; becomes unexercisable; is settled in cash without delivery of shares of Common Stock; or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5. Participation

Participation in the Plan shall be open to all employees, officers and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for the Company or an Affiliate; provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6. Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. No stock option shall have a term longer than ten (10) years’ duration. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonstatutory stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten (10) years’ duration. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment, and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units or restricted stock units (“phantom stock”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a shareholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate’s operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7. Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c) Transferability. Except as set forth in any stock restriction agreement, shareholders’ agreement or as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a SAR granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Subject to the qualifications in this Section 7(c), an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d) Adjustments for Corporate Transactions and Other Events.

(i)

Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)

Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan, and (B) any adjustments in outstanding Awards, including, without limitation, modifying the number, kind and price of securities subject to Awards, as the Administrator determines to be appropriate and equitable.

(iii)

Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, the Administrator may, in its sole discretion, permit the holders of stock options and other Awards under the Plan, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

The Administrator may, in its sole discretion and without the consent of any Award holder, determine that, upon the occurrence of a Change in Control, each or any Award outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share subject to such canceled Award in (I) cash, (II) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (III) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Administrator, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share in the Change in Control may be canceled without payment of consideration to the holder thereof.

If stock option Awards are not continued, assumed, or substituted by the surviving or successor entity or a parent thereof in connection with a Change in Control, all stock options will become fully vested immediately before and contingent upon the occurrence of the Change in Control. If stock option Awards are continued, assumed, or substituted by the surviving or successor entity or a parent thereof in connection with a Change in Control and the Award holder’s continuous service with the Company is terminated coincident with or within one year following a Change in Control, either by the Company or its successor without Cause or by the Award holder for Good Reason, the stock options that had not yet become exercisable as of the date of termination will immediately become 100% exercisable.

If, immediately before the Change in Control, no stock of the Company is readily tradable on an established securities market or otherwise, and the vesting of an Award or Awards pursuant to this Section 7(d)(iii) would be treated as a “parachute payment” (as defined in Section 280G of the Code), then such Award or Awards shall not vest unless the requirements of the shareholder approval exemption of Section 280G(b)(5) of the Code have been satisfied with respect to such Award or Awards.

(iv)

Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f) Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, shareholders’ agreement, voting trust agreement or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time.

(g) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(h) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(i) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(l) 409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section 409A(a)(1)(B). Should any provision of the Plan, any Grant Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent, that such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(m) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the shareholders within twelve (12) months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan, or if earlier, the tenth (10th) anniversary of the date this Plan is approved by the shareholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

PLAN APPROVAL

Date Approved by the Board: February 19, 2015

Date Approved by the Shareholders: February 19, 2015

Date Last Amended by the Board and Shareholders: February 1, 2019

GRAYBUG VISION, INC.

INCENTIVE STOCK OPTION NOTICE

This Incentive Stock Option Notice (this “Notice”) evidences the award of incentive stock options (each, an “Option,” and collectively, the “Options”) that have been granted to you, «Optionee» (the “Optionee”), subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Common Stock, par value $0.0001 per share, of Graybug Vision, Inc., a Delaware corporation (the “Company”), under the Company’s 2015 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.

Grant Date: «GrantDate»

Number of Shares: «NoofShares» shares of Common Stock

Exercise Price: «ExercisePrice» per share (the “Exercise Price”)

Vesting Commencement Date: «VestingCommenceDate»

Expiration Date: «ExpDate»

Exercisability Schedule: Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the following schedule (the “Exercisability Schedule”):

Twenty-five percent (25%) of the Shares (rounded down to the next whole number of shares) subject to the Option shall vest on the one-year anniversary of the Vesting Commencement Date and one forty-eighth (1/48th) of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter, so that the Option shall be fully vested and exercisable on the fourth anniversary of the Vesting Commencement Date, subject to the Optionee’s continued Service to the Company.

[Signature page follows]

GRAYBUG VISION, INC.

By:

Name:
Title:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in such documents.

Enclosures:	OPTIONEE

Incentive Stock Option Agreement Graybug Vision, Inc. 2015 Stock Incentive Plan Exercise Form
Name: «Optionee» Date:

INCENTIVE STOCK OPTION AGREEMENT

UNDER THE

GRAYBUG VISION, INC. 2015 STOCK INCENTIVE PLAN

1. Terminology. Capitalized terms used in this Agreement and not otherwise defined herein are defined in the correlating Notice and/or the Glossary at the end of the Agreement.

2. Exercise of Options.

(a) Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b) Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Pacific Time on the last business day coincident with or prior to the expiration date set forth in the Notice (the “Expiration Date”) or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Disability or termination of Service. The Options may be exercised only in multiples of whole Shares. No fractional Shares will be issued under the Options.

(c) Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;

(ii)	full payment of the Exercise Price for the Shares in accordance with Section 2(d) of this Agreement; and

(iii)	an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable Federal, state and foreign securities laws.

(d) Method of Payment. You may pay the Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(iv)	subject to such limits as the Administrator may impose from time to time, net settlement;

(v)	any other method approved by the Administrator; or

(vi)	any combination of the foregoing.

(e) Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a stockholders’ agreement, voting trust agreement or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of such agreements will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f) Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate Exercise Price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable Federal and state law, bear a legend restricting transferability of such Shares.

3. Termination of Service.

(a) Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to any exercise acceleration provisions set forth in the Notice, will terminate immediately upon such cessation.

(b) Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to any exercise acceleration provisions set forth in the Notice, will terminate upon the earliest of:

(i) the expiration of thirty (30) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Disability or death;

(ii) the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Disability or death;

(iii) the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv) the Expiration Date.

In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.

(c) Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, consulting, non-disclosure, non-competition, non-solicitation, assignment of inventions or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d) Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including, without limitation, as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3(d) upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3(d) upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4. Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven (7) days prior to and the one hundred eighty (180) days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5. Nontransferability of Options. These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934, as amended), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6. Qualified Nature of the Options.

(a) General Status. The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.

(b) Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds One Hundred Thousand Dollars ($100,000) or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

(c) Significant Stockholders. Notwithstanding anything in this Agreement or the Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth (5th) anniversary of the Grant Date.

(d) Disqualifying Dispositions. If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Options within two (2) years of the Grant Date or within one (1) year after the Shares are transferred to you, you must notify the Company of such disposition in writing within thirty (30) days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including, without limitation, requiring that Shares acquired under the Options be held in an account with a Company-designated broker–dealer until they are sold.

7. Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, Federal, state and local taxes required by law to be withheld, if any, that arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.

The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8. Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan.

9. Purchase Right of the Company. From and after the termination of your employment or service relationship with the Company for any reason, the Company may purchase the Options, in whole or in part, from you. The Administrator shall provide you with written notice of the Company’s intention to exercise this purchase right, specifying the number of Options to which the purchase right shall be applied. The purchase price per Option shall be the difference between (a) the Exercise Price per Share and (b) the Fair Market Value per Share, determined as of the date immediately preceding the date settlement occurs. Settlement of the purchase will be made within thirty (30) days after delivery of such written notice. In the discretion of the Administrator, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for five (5) or fewer equal annual payments of principal and shall accrue interest at the “Prime Rate” published in the Wall Street Journal on the date of settlement. The Options will be automatically terminated, and of no further force and effect, as of the settlement date with respect to the number of Options so purchased.

10. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

11. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

12. The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13. Entire Agreement. This Agreement, together with the Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

14. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

15. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

16. Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

17. Electronic Delivery of Documents. By your execution of the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

18. No Future Entitlement. By your execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit that does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, without limitation, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation that is outside the scope of your employment, consulting or similar contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating any termination, severance, resignation, redundancy, end-of-service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options, after giving effect to any exercise acceleration provisions set forth in the Notice, ceases upon termination of employment with, or service to, the Company or transfer of employment or service from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

19. Personal Data. For the exclusive purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third-party vendors. You understand that personal data (including, without limitation, name, home address, telephone number, employee or contractor number, employment or other status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, canceled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan, and you expressly authorize such transfer and the retention, use and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data, or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an Option.

[Glossary begins on next page]

GLOSSARY

(a) “Administrator” has the meaning given to such term in the Plan.

(b) “Affiliate” has the meaning given to such term in the Plan.

(c) “Cause” has the meaning given to such term in your employment agreement with the Company as in effect as of the date hereof and, in the absence of such agreement or definition, shall include, without limitation, a determination by the Company of the following or any statement by you of your intention to do any of the following (including any act or omission that gives rise to any of the following): insubordination; dishonesty, bad faith or lack of complete integrity or candor (including, without limitation, any acts of embezzlement or misappropriation of funds); fraud; dereliction of fiduciary obligation; criminal activity; moral turpitude; conviction of a felony; plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude; unauthorized disclosure of confidential information belonging to the Company, or entrusted to the Company by a client, customer or other third party; a willful violation of any Company rule, regulation, procedure or policy; any act intentionally adverse to the interests of the Company; being under the influence of drugs or alcohol (other than prescription medicine or other medically related drugs to the extent that they are taken in accordance with their directions) during the performance of any of the duties, responsibilities, obligations or functions for which you have been hired (or retained) or assigned to perform; engaging in behavior that would constitute grounds for liability for harassment or discrimination or other egregious conduct violative of laws governing the workplace; misuse or abuse of any computer software or similar technology or non-compliance with the Company’s information technology policies, including a violation of any manufacturer restrictions on the use of computer software; material nonperformance, gross negligence, incomplete or insufficient performance or otherwise inadequate performance of any of the duties, responsibilities, obligations or functions for which you have been hired or retained, are assigned or asked to perform, or are otherwise expected to perform; or a breach of any promise, duty, restriction or obligation under this Agreement or other employment, consulting, non-disclosure, non-competition, non-solicitation, assignment of inventions or other similar agreement executed by you for the benefit of the Company.

(d) “Change in Control” has the meaning given to such term in the Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” means shares of Common Stock, par value $0.0001 per share, of the Company.

(g) “Disability” means the inability, due to physical or mental ill health, to perform the essential functions of your Service, with or without a reasonable accommodation, for a minimum of ninety (90) days during any one employment year irrespective of whether such days are consecutive, in each case, as determined by a physician satisfactory to the Company, in its sole discretion.

(h) “Fair Market Value” has the meaning given to such term in the Plan.

(i) “Notice” means the written Incentive Stock Option Notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.

(j) “Service” means your employment or other service relationship with the Company.

(k) “Shares” mean the shares of Common Stock underlying the Options.

(l) “You”; “Your” means the recipient of the award of Options as reflected on the Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Graybug Vision, Inc. 2015 Stock Incentive Plan

275 Shoreline Dr., #450

Redwood City, CA 94065

Ladies and Gentlemen:

Capitalized terms used in this Exercise Form and not otherwise defined herein are defined in the Incentive Stock Option Agreement (the “Agreement”) under the Graybug Vision, Inc. 2015 Stock Incentive Plan between me and Graybug Vision, Inc., a Delaware corporation (the “Company”). I hereby exercise the Options granted to me on «GrantDate», by the Company, subject to all the terms and provisions of the Agreement and of the Plan, and notify you of my desire to purchase ________ shares of Common Stock at a price of «ExercisePrice» per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto are collectively referred to hereinafter as the “Shares”), as follows:

(a) I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c) I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f) I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g) I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AN OPTION TO PURCHASE AND A MARKET STAND-OFF AGREEMENT SET FORTH IN A CERTAIN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS OR HER PREDECESSOR IN INTEREST), AND NO TRANSFER OF SUCH SHARES MAY BE MADE WITHOUT COMPLIANCE WITH THAT AGREEMENT. A COPY OF THAT AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE CORPORATION UPON APPROPRIATE REQUEST AND WITHOUT CHARGE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

The Company will issue appropriate stop-transfer instructions to its transfer agent.

(h) I am a party to the Agreement, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $_______

Date:________________________	_______________________________

(Optionee)

Received by Graybug Vision, Inc. on

___________________________, ____

By: ________________________________
Name:
Title:

GRAYBUG VISION, INC.

NONSTATUTORY STOCK OPTION NOTICE

This Nonstatutory Stock Option Notice (this “Notice”) evidences the award of nonstatutory stock options (each, an “Option,” and collectively, the “Options”) that have been granted to you, «Optionee» (the “Optionee”), subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of Common Stock, par value $0.0001 per share, of Graybug Vision, Inc., a Delaware corporation (the “Company”), under the Company’s 2015 Stock Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.

Grant Date: «GrantDate»

Number of Shares: «NoofShares» shares of Common Stock

Exercise Price: «ExercisePrice» per share (the “Exercise Price”)

Vesting Commencement Date: «VestingCommenceDate»

Expiration Date: «ExpDate»

Exercisability Schedule: Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the following schedule (the “Exercisability Schedule”):

Twenty-five percent (25%) of the Shares (rounded down to the next whole number of shares) subject to the Option shall vest on the one-year anniversary of the Vesting Commencement Date and one forty-eighth (1/48th) of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter, so that the Option shall be fully vested and exercisable on the fourth anniversary of the Vesting Commencement Date, subject to the Optionee’s continued Service to the Company.

[Signature page follows]

GRAYBUG VISION, INC.

By:

Name:
Title:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in such documents.

Enclosures:	OPTIONEE

Nonstatutory Stock Option Agreement Graybug Vision, Inc. 2015 Stock Incentive Plan Exercise Form
Name: «Optionee» Date:

NONSTATUTORY STOCK OPTION AGREEMENT

UNDER THE

GRAYBUG VISION, INC. 2015 STOCK INCENTIVE PLAN

1. Terminology. Capitalized terms used in this Agreement and not otherwise defined herein are defined in the correlating Notice and/or the Glossary at the end of the Agreement.

2. Exercise of Options.

(a) Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b) Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Pacific Time on the last business day coincident with or prior to the expiration date set forth in the Notice (the “Expiration Date”) or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Disability or termination of Service. The Options may be exercised only in multiples of whole Shares. No fractional Shares will be issued under the Options.

(c) Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;

(ii)	full payment of the Exercise Price for the Shares in accordance with Section 2(d) of this Agreement; and

(iii)	an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable Federal, state and foreign securities laws.

(d) Method of Payment. You may pay the Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(iv)	subject to such limits as the Administrator may impose from time to time, net settlement;

(v)	any other method approved by the Administrator; or

(vi)	any combination of the foregoing.

(e) Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a stockholders’ agreement, voting trust agreement or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of such agreements will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f) Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate Exercise Price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable Federal and state law, bear a legend restricting transferability of such Shares.

3. Termination of Service.

(a) Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable, after giving effect to any exercise acceleration provisions set forth in the Notice, will terminate immediately upon such cessation.

(b) Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, after giving effect to any exercise acceleration provisions set forth in the Notice, will terminate upon the earliest of:

(i) the expiration of thirty (30) days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Disability or death;

(ii) the expiration of twelve (12) months following such cessation, if your Service ceases on account of your Disability or death;

(iii) the expiration of twelve (12) months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv) the Expiration Date.

In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.

(c) Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, consulting, non-disclosure, non-competition, non-solicitation, assignment of inventions or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d) Change in Status. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3(d) upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4. Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven (7) days prior to and the one hundred eighty (180) days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5. Nontransferability of Options. These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934, as amended), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6. Nonqualified Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price and must comply with the provisions of Section 7 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.

7. Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, Federal, state and local taxes required by law to be withheld, if any, that arise in connection with the Options. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.

The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8. Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan.

9. Purchase Right of the Company. From and after the termination of your employment or service relationship with the Company for any reason, the Company may purchase the Options, in whole or in part, from you. The Administrator shall provide you with written notice of the Company’s intention to exercise this purchase right, specifying the number of Options to which the purchase right shall be applied. The purchase price per Option shall be the difference between (a) the Exercise Price per Share and (b) the Fair Market Value per Share, determined as of the date immediately preceding the date settlement occurs. Settlement of the purchase will be made within thirty (30) days after delivery of such written notice. In the discretion of the Administrator, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for five (5) or fewer equal annual payments of principal and shall accrue interest at the “Prime Rate” published in the Wall Street Journal on the date of settlement. The Options will be automatically terminated, and of no further force and effect, as of the settlement date with respect to the number of Options so purchased.

10. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

11. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

12. The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13. Entire Agreement. This Agreement, together with the Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

14. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

15. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

16. Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

17. Electronic Delivery of Documents. By your execution of the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

18. No Future Entitlement. By your execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit that does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, without limitation, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment, consulting or similar contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating any termination, severance, resignation, redundancy, end-of-service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options, after giving effect to any exercise acceleration provisions set forth in the Notice, ceases upon termination of employment with, or service to, the Company or transfer of employment or service from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

19. Personal Data. For the exclusive purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third-party vendors. You understand that personal data (including, without limitation, name, home address, telephone number, employee or contractor number, employment or other status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, canceled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an Option.

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GLOSSARY

(a) “Administrator” has the meaning given to such term in the Plan.

(b) “Affiliate” has the meaning given to such term in the Plan.

(c) “Cause” has the meaning given to such term in your employment or consulting agreement with the Company as in effect as of the date hereof and, in the absence of such agreement or definition, shall include, without limitation, a determination by the Company of the following or any statement by you of your intention to do any of the following (including any act or omission which gives rise to any of the following): insubordination; dishonesty, bad faith or lack of complete integrity or candor (including, without limitation, any acts of embezzlement or misappropriation of funds); fraud; dereliction of fiduciary obligation; criminal activity; moral turpitude; conviction of a felony; plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude; unauthorized disclosure of confidential information belonging to the Company, or entrusted to the Company by a client, customer or other third party; a willful violation of any Company rule, regulation, procedure or policy; any act intentionally adverse to the interests of the Company; being under the influence of drugs or alcohol (other than prescription medicine or other medically related drugs to the extent that they are taken in accordance with their directions) during the performance of any of the duties, responsibilities, obligations or functions for which you have been hired (or retained) or assigned to perform; engaging in behavior that would constitute grounds for liability for harassment or discrimination or other egregious conduct violative of laws governing the workplace; misuse or abuse of any computer software or similar technology or non-compliance with the Company’s information technology policies, including a violation of any manufacturer restrictions on the use of computer software; material nonperformance, gross negligence, incomplete or insufficient performance or otherwise inadequate performance of any of the duties, responsibilities, obligations or functions for which you have been hired or retained, are assigned or asked to perform or are otherwise expected to perform; or a breach of any promise, duty, restriction or obligation under this Agreement or other employment, consulting, non-disclosure, non-competition, non-solicitation, assignment of inventions or other similar agreement executed by you for the benefit of the Company.

(d) “Change in Control” has the meaning given to such term in the Plan.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” means shares of Common Stock, par value $0.0001 per share, of the Company.

(g) “Disability” means the inability, due to physical or mental ill health, to perform the essential functions of your Service, with or without a reasonable accommodation, for a minimum of ninety (90) days during any one employment year irrespective of whether such days are consecutive, in each case, as determined by a physician satisfactory to the Company, in its sole discretion.

(h) “Fair Market Value” has the meaning given to such term in the Plan.

(i) “Notice” means the written Nonstatutory Stock Option Notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.

(j) “Service” means your employment or other service relationship with the Company.

(k) “Shares” mean the shares of Common Stock underlying the Options.

(l) “You”; “Your” means the recipient of the award of Options as reflected on the Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Graybug Vision, Inc. 2015 Stock Incentive Plan

275 Shoreline Dr., #450

Redwood City, CA 94065

Ladies and Gentlemen:

Capitalized terms used in this Exercise Form and not otherwise defined herein are defined in the Nonstatutory Stock Option Agreement (the “Agreement”) under the Graybug Vision, Inc. 2015 Stock Incentive Plan between me and Graybug Vision, Inc., a Delaware corporation (the “Company”). I hereby exercise the Options granted to me on «GrantDate», by the Company, subject to all the terms and provisions of the Agreement and of the Plan, and notify you of my desire to purchase ________ shares of Common Stock at a price of $_____ per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a) I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.

(b) I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c) I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f) I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g) I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AN OPTION TO PURCHASE AND A MARKET STAND-OFF AGREEMENT SET FORTH IN A CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS OR HER PREDECESSOR IN INTEREST), AND NO TRANSFER OF SUCH SHARES MAY BE MADE WITHOUT COMPLIANCE WITH THAT AGREEMENT. A COPY OF THAT AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE CORPORATION UPON APPROPRIATE REQUEST AND WITHOUT CHARGE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

The Company will issue appropriate stop-transfer instructions to its transfer agent.

(h) I am a party to the Agreement, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $_______

Date:________________________	_______________________________

(Optionee)

Received by Graybug Vision, Inc. on

___________________________, ____

By: ________________________________
Name:
Title: